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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               FORM 8-A/A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          National Mercantile Bancorp
             (Exact name of registrant as specified in its charter)



                California                                    95-3819685
         -----------------------                         -------------------
         (State of incorporation                          (I.R.S. Employer
             or organization)                            Identification No.)



             1840 Century Park East, Los Angeles, California 90067
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:


  Not Applicable
  --------------

Securities to be registered pursuant to Section 12(g) of the Act:


            6.5% Series A Noncumulative Convertible Preferred Stock
           --------------------------------------------------------
                            (Title of Class)


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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   NATIONAL MERCANTILE BANCORP


Dated:  May 22, 1997               By /s/ Scott A. Montgomery
                                     __________________________________________
                                   Scott A. Montgomery, Executive Vice President
                                            and Chief Administrative Officer

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